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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 2005

                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


     2-98277C                                    38-3262264
(COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below)

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01          OTHER EVENTS

         On June 29, 2005 the Registrant issued a press release announcing that Donald J. Williamson has been named Chief Executive Officer of the Company and Chairman of the Board of Directors. A copy of the press release is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.  Description of Exhibits

         99.1 Press release dated June 29, 2005 announcing that Donald J. Williamson has been named Chief Executive Officer of the Company and Chairman of the Board of Directors.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPORTS RESORTS INTERNATIONAL, INC



Date:  June 30, 2005
                                      By: /s/Gregory T. Strzynski
                                          ----------------------------------
                                          Gregory T. Strzynski
                                          Chief Financial Officer
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                                 Exhibit Index



Exhibit No.             Description of Exhibits
-----------             -----------------------

99.1 Press release dated June 29, 2005 announcing that Donald J. Williamson has been named Chief Executive Officer of the Company and Chairman of the Board of Directors.